          ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                   HIGH YIELD
                                   FUND, INC.
          ------------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                              HIGH YIELD FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -3.09% compared to -0.84% for the CS First Boston High Yield Index (the "Index"). For the period from the Fund's commencement of operations on November 30, 1993 through June 30, 2000, the Fund's total return, based on net asset value per share, was 77.94% compared to 53.50% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $11 5/8, representing a 0.3% discount to the Fund's net asset value per share.

The high yield market underperformed higher quality bonds in the first half of 2000. Stock market volatility and several rate hikes by the Federal Reserve caused investors to move money into higher quality fixed income assets. Furthermore, there continued to be large outflows from high yield mutual funds early in the second quarter of 2000 as individual investors continued to invest heavily in high-tech equity funds. This outflow of funds, almost $4 billion in the first five months of 2000, has caused high yield mutual funds to sell securities and create a poor technical situation in the market. Fortunately, the situation improved in June 2000 as almost $1 billion was added to high yield mutual funds, the largest gain in some time. The spread on the Index widened by 155 basis points in the first six months of 2000 to 728 basis points over treasuries.

An overweight position in the telecommunications sector was the biggest drag on performance as this sector performed poorly primarily due to the NASDAQ volatility. Higher exposure than the Index to non-U.S. issues was another negative factor that impacted our results.

Our higher quality portfolio than the Index benefited our returns as BB securities outperformed lower rated bonds during the second quarter. Our overweight allocation to the gaming sector also increased returns as this sector was one of the best performing sectors in the U.S. high yield market.

In terms of portfolio activity, we participated in several new deals as issuers had to price their deals very cheaply to get investors' attention. We increased our exposure slightly in the cable and telecom sectors where we found good value. We lowered our target weighting in HCA -- The Healthcare Corp. and eliminated positions in several issuers during the first half of 2000, including Metromedia Fiber, Sequa, Voicestream, Snyder Oil and Algoma Steel.

We are optimistic about attaining better returns in the high yield market over the coming months. The high yield market continues to trade at spread levels only surpassed during the last U.S. recession in the early 1990's. This has occurred at the same time that the global economies continue to expand and the default rate has stabilized. Evidence is starting to appear that the Federal Reserve might be able to stop or slow down the restrictive stance that they have had for over the past year. The supply in the new issue market for high yield has slowed considerably this year with issuance down over 50% from the same period last year. Stability is what the high yield market needs: a Federal Reserve on hold, less volatile interest rates and stock market, continued moderate new issue supply, and less outflows (or possibly inflows) from high yield mutual funds. We are hopeful that this stability will emerge soon.

Sincerely,

/s/ Harold J. Schaaff

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                                  ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE                11.10%        --       -3.09%        --       -0.84%        --
                    ONE YEAR                   -15.29     -15.29%       0.17+      0.17%+     -0.40      -0.40%
                    FIVE YEAR                   70.94      11.32       62.85+     10.24+      38.19       6.68
                    SINCE INCEPTION*            65.26       7.93       77.94+      9.14+      53.50       6.73

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                    YEAR ENDED DECEMBER 31,                    SIX MONTHS
                                                                                                 ENDED
                                                                                                JUNE 30,
                                  1993*    1994     1995     1996     1997     1998     1999      2000
                                  ----     ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share .....  $14.10   $11.96   $13.63   $14.45   $15.19   $13.62   $12.73    $11.67
Market Value Per Share ........  $14.75   $11.38   $12.88   $14.63   $16.06   $15.38   $11.06    $11.63
Premium/(Discount) ............     4.6%    -4.8%    -5.5%     1.3%     5.7%    12.9%   -13.1%     -0.3%
Income Dividends ..............      --    $1.37    $1.27    $1.42    $1.36    $1.42    $1.38     $0.64
Capital Gains Distributions ...      --       --       --       --    $0.48    $0.83       --        --
Fund Total Return (2) .........    0.00%   -5.53%   26.07%   17.52%   18.48%    4.12%    6.34%+   -3.09%
Index Total Return (1)(3) .....    1.26%   -0.98%   17.39%   12.40%   12.65%    0.58%    3.28%    -0.84%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
*   The Fund commenced operations on November 30, 1993.
+ This return does not include the effect of the rights issued in connection with the Rights offering.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Debt Securities                    (94.0%)
Equity Securities                   (4.0%)
Short-Term Investments              (2.0%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Cable                              (11.3%)
Communications: Fixed              (17.7%)
Communications: Mobile             (10.1%)
Gaming                              (6.5%)
Health Care                         (6.2%)
Media                               (4.9%)
Paper & Packaging                   (3.3%)
Retail                              (5.1%)
Services                            (2.9%)
Telephones                          (3.7%)
Other                              (28.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                       TOTAL
                                                                    INVESTMENTS
                                                                    -----------
 1.  Nextel Communications, Inc.                                        2.9%
 2.  HCA -- The Healthcare Corp.                                        2.9
 3.  Adelphia Communications                                            2.3
 4.  DR Securitized Lease Trust                                         2.2
 5.  Station Casinos, Inc.                                              2.0
 6.  Intermedia Communication, Inc.                                     2.0
 7.  Tenet Healthcare Corp.                                             2.0
 8.  Chancellor Media Corp.                                             1.8
 9.  Winstar Communications Inc.                                        1.8
10.  RSL Communications Ltd.                                            1.6
                                                                       ----
                                                                       21.5%
                                                                       ====

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (90.8%)
--------------------------------------------------------------------------------
AUTOMOTIVE (2.2%)
(d,e)Hayes Lemmerz International, Inc.
8.25%, 12/15/08                                    U.S.$   2,850   U.S.$  2,408
(e)Tenneco Automotive, Inc.
11.625%, 10/15/09                                          1,950          1,731
                                                                   ------------
                                                                          4,139
                                                                   ------------
--------------------------------------------------------------------------------
CABLE (11.3%)
Adelphia Communications 'B'
(d)7.75%, 1/15/09                                          1,300          1,095
(d,e)8.375%, 2/1/08                                        2,050          1,814
(d)9.375%, 11/15/09                                        1,250          1,156
(e)9.875%, 3/1/07                                            200            192
(e)Cablevison SA
13.75%, 5/1/09                                               750            683
(e)Callahan Nordrhein Westfalen
14.00%, 7/15/10                                            2,100          2,100
(e)Charter Communications Holdings
10.25%, 1/15/10                                            2,100          2,030
(d)CSC Holdings, Inc.
9.875%, 5/15/06                                            1,470          1,487
(d,e)Echostar Dbs Corp.
9.375%, 2/1/09                                             1,900          1,838
(d)Multicanal
10.50%, 2/1/07                                             1,705          1,449
(b,d)NTL, Inc.
0.00%, 4/1/08                                              2,325          1,465
(b)NTL, Inc. 'B'
0.00%, 4/1/08                                      GBP       750            698
(b,d)RCN Corp.
0.00%, 10/15/07                                    U.S.$   3,200          1,984
Rogers Cablesystems
10.125%, 9/1/12                                            1,400          1,423
(e)United Pan-Europe Communications NV
10.875%, 8/1/09                                            1,825          1,601
                                                                   ------------
                                                                         21,015
                                                                   ------------
--------------------------------------------------------------------------------
CHEMICALS (2.8%)
(e)Huntsman ICI Chemicals
10.125%, 7/1/09                                    EUR     1,600          1,569
(d)ISP Holdings, Inc. 'B'
9.00%, 10/15/03                                    U.S.$   2,450          2,279
(e)Lyondell Chemical Co.
9.625%, 5/1/07                                             1,475          1,460
                                                                   ------------
                                                                          5,308
                                                                   ------------
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (16.1%)
(d,e)Bayan Telecommunications
13.50%, 7/15/06                                            1,875          1,181
Espirit Telecom Group 'DM'
11.50%, 12/15/07                                   EUR       665            482
(e)Exodus Communications, Inc.
11.625%, 7/15/10                                   U.S.$   1,415   U.S.$  1,422
(d)Global Crossing Holding Ltd.
9.625%, 5/15/08                                            1,975          1,921
(b,e)GT Group Telecom
0.00%, 2/1/10                                              2,145          1,190
Hermes Europe Railtel BV
10.375%, 1/15/09                                           1,125            937
11.50%, 8/15/07                                              945            822
(b,d,e)Hyperion Telecommunications, Inc.
0.00%, 4/15/03                                             1,580          1,465
Intermedia Communications
8.50%, 1/15/08                                               200            184
(b,d)Intermedia Communications, Inc. 'B'
0.00%, 7/15/07                                             4,610          3,599
(e)Maxcom Corporation
13.75%, 4/1/07                                             1,400          1,242
NEXTLINK Communications, Inc.
(b,d)0.00%, 4/15/08                                        3,050          1,921
(b,e)0.00%, 12/1/09                                          850            497
(e)Primus Telecommunications Group, Inc.
11.25%, 1/5/09                                             1,500          1,223
(d)Primus Telecommunications Group, Inc. 'B'
9.875%, 5/15/08                                            1,000            775
(d,e)PSINet, Inc.
11.00%, 8/1/09                                               470            443
(e)PSINet, Inc. 'B'
10.00%, 2/15/05                                            2,060          1,916
(e)Rhythms NetConnections, Inc.
14.00%, 2/15/10                                              900            653
(b,e)Rhythms NetConnections, Inc. 'B'
0.00%, 5/15/08                                             2,785          1,142
RSL Communications plc
(b)0.00%, 3/1/08                                           1,500            623
(b)0.00%, 3/15/08                                  EUR     1,380            560
9.125%, 3/1/08                                     U.S.$   1,700          1,105
(e)12.00%, 11/1/08                                           900            666
(e)12.25%, 11/15/06                                           88             70
(e)Tele1 Europe BV
13.00%, 5/15/09                                            1,910          1,924
(b,d)Viatel, Inc.
0.00%, 4/15/08                                             2,400          1,104
(b)WAM! Net, Inc. 'B'
13.25%, 3/1/05                                             1,875          1,050
                                                                   ------------
                                                                         30,117
                                                                   ------------
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (8.9%)
(e)Cellco Finance NV
12.75%, 8/1/05                                               900            929
(d,e)Centennial Cellular
10.75%, 12/15/08                                           1,755          1,707
(b,d)CTI Holdings SA
0.00%, 4/15/08                                             2,250          1,297
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (CONTINUED)
(b)Dolphin Telecommunications plc
0.00%, 6/1/08                                      EUR     1,520   U.S.$    522
(e)0.00%, 5/15/09                                  U.S.$   2,000            710
(d)Globalstar LP
11.375%, 2/15/04                                           1,050            299
Grupo Iusacell SA de CV
14.25%, 12/1/06                                            1,615          1,663
Motient Corp.
12.25%, 4/1/08                                             1,810          1,367
(b,d)Nextel Communications, Inc.
0.00%, 9/15/07                                             5,500          4,311
0.00%, 2/15/08                                               500            365
(b)Occidente y Caribe
14.00%, 3/15/04                                            3,125          2,203
(e)PTC International Finance BV
11.25%, 12/1/09                                    EUR     1,290          1,289
                                                                   ------------
                                                                         16,662
                                                                   ------------
--------------------------------------------------------------------------------
ENERGY (1.2%)
(b)Husky Oil Ltd.
8.90%, 8/15/28                                     U.S.$   1,175          1,115
Vintage Petroleum, Inc.
8.625%, 2/1/09                                               185            177
(d,e)9.75%, 6/30/09                                          875            886
                                                                   ------------
                                                                          2,178
                                                                   ------------
--------------------------------------------------------------------------------
FINANCIAL (0.6%)
Golden State Holdings
7.125%, 8/1/05                                             1,185          1,063
--------------------------------------------------------------------------------
FOOD & BEVERAGES (1.0%)
Smithfield Foods, Inc.
7.625%, 2/15/08                                            2,100          1,869
--------------------------------------------------------------------------------
GAMING (6.5%)
(d)Harrah's Operating Co., Inc.
7.875%, 12/15/05                                           2,700          2,541
(d,e)Horseshoe Gaming Holding
8.625%, 5/15/09                                            2,060          1,936
(d,e)International Game Technology
8.375%, 5/15/09                                            2,200          2,091
Park Place Entertainment
(d)7.875%, 12/15/05                                        1,380          1,294
8.50%, 11/15/06                                              400            393
Station Casinos, Inc.
8.875%, 12/1/08                                              600            572
(d,e)10.125%, 3/15/06                                      3,200          3,240
                                                                   ------------
                                                                         12,067
                                                                   ------------
--------------------------------------------------------------------------------
GENERAL INDUSTRIAL (0.7%)
Applied Power, Inc.
8.75%, 4/1/09                                                670            698
Axia, Inc.
10.75%, 7/15/08                                    U.S.$     875   U.S.$    683
                                                                   ------------
                                                                          1,381
                                                                   ------------
--------------------------------------------------------------------------------
HEALTH CARE (6.2%)
Fresenius Medical Capital Trust II
7.875%, 2/1/08                                             2,195          1,997
(d)HCA-The Healthcare Corp.
6.91%, 6/15/05                                             4,825          4,406
7.00%, 7/1/07                                              1,045            932
(e)Sirona Dental Systems
9.125%, 7/15/08                                    EUR       534            418
(d)Tenet Healthcare Corp.
(e)8.125%, 12/1/08                                 U.S.$   2,150          1,967
8.625%, 1/15/07                                            1,900          1,805
                                                                   ------------
                                                                         11,525
                                                                   ------------
--------------------------------------------------------------------------------
HOTELS & LODGING (2.2%)
Hilton Hotels
7.95%, 4/15/07                                             2,000          1,873
(d)HMH Properties 'A'
7.875%, 8/1/05                                             2,150          1,978
(e)Host Marriott LP
8.375%, 2/15/06                                              250            234
                                                                   ------------
                                                                          4,085
                                                                   ------------
--------------------------------------------------------------------------------
MEDIA (4.1%)
Chancellor Media Corp.
9.00%, 10/1/08                                               925            941
(d,e)Chancellor Media Corp. 'B'
8.125%, 12/15/07                                           2,420          2,432
(d)Outdoor Systems, Inc.
8.875%, 6/15/07                                            1,000          1,010
(e)Satelites Mexicanos 'B'
10.125%, 11/1/04                                             940            620
(d,e)TV Azteca 'B'
10.50%, 2/15/07                                            1,940          1,717
(e)XM Satellite Radio Holdings Inc.
14.00%, 3/15/10                                            1,000            875
                                                                   ------------
                                                                          7,595
                                                                   ------------
--------------------------------------------------------------------------------
METALS (2.6%)
Glencore Nickel Property Ltd.
9.00%, 12/1/14                                               515            435
(e)Murrin Murrin Holdings Property Ltd.
9.375%, 8/31/07                                            2,600          2,262
(d,e)National Steel Corp. 'D'
9.875%, 3/1/09                                             2,425          2,061
(a,c,e)NSM Steel, Inc.
12.25%, 2/1/08                                               825              1
(e)Republic Technologies International
13.75%, 7/15/09                                              720            108
                                                                   ------------
                                                                          4,867
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
PAPER & PACKAGING (3.3%)
(d)Indah Kiat Finance
10.00%, 7/1/07                                     U.S.$   1,950   U.S.$  1,180
(d)Norampac, Inc.
9.50%, 2/1/08                                              2,080          2,007
(e)Pacifica Papers, Inc.
10.00%, 3/15/09                                            1,875          1,849
(d,e)Pindo Deli Finance (Mauritius)
10.75%, 10/1/07                                            1,955          1,163
                                                                   ------------
                                                                          6,199
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE (2.7%)
Centex Corp.
9.75%, 6/15/05                                             1,300          1,316
(d)D.R. Horton, Inc.
8.00%, 2/1/09                                              1,105            956
(e)Lennar Corp.
9.95%, 5/1/10                                              1,115          1,092
(e)Nortek, Inc.
8.875%, 8/1/08                                             1,800          1,627
                                                                   ------------
                                                                          4,991
                                                                   ------------
--------------------------------------------------------------------------------
RETAIL (4.7%)
DR Securitized Lease Trust
6.66%, 8/15/10                                             1,210          1,013
7.60%, 8/15/07                                             2,866          2,614
9.35%, 8/15/19                                               500            436
(e)Grupo Elektra SA
12.00%, 4/1/08                                               900            805
(e)HMV Media Group PLC
10.25%, 5/15/08                                              490            331
10.875%, 5/15/08                                   GBP     1,035          1,096
Musicland Group, Inc.
9.00%, 6/15/03                                     U.S.$     590            537
(d)Musicland Group, Inc. 'B'
9.875%, 3/15/08                                            2,400          2,004
                                                                   ------------
                                                                          8,836
                                                                   ------------
--------------------------------------------------------------------------------
SERVICES (2.9%)
(b,d)Norcal Waste Systems, Inc.
13.50%, 11/15/05                                           1,655          1,721
Waste Management, Inc.
(e)6.875%, 5/15/09                                           180            159
7.00%, 10/15/06                                            2,225          2,053
7.125%, 10/1/07                                              960            876
7.125%, 12/15/17                                             350            290
7.65%, 3/15/11                                               375            343
                                                                   ------------
                                                                          5,442
                                                                   ------------
--------------------------------------------------------------------------------
SUPERMARKET/DRUG (1.5%)
(e)CA FM Lease Trust
8.50%, 7/15/17                                             1,345          1,241
Stater Bros Hldgs
10.75%, 8/15/06                                    U.S.$   1,885   U.S.$  1,640
                                                                   ------------
                                                                          2,881
                                                                   ------------
--------------------------------------------------------------------------------
TECHNOLOGY (0.6%)
(e)Hyundai Semiconductor
8.25%, 5/15/04                                               790            703
8.625%, 5/15/07                                              500            418
                                                                   ------------
                                                                          1,121
                                                                   ------------
--------------------------------------------------------------------------------
TELEPHONES (3.7%)
(e)Globix Corp.
12.50%, 2/1/10                                             1,260          1,046
(b,e)Level 3 Communications, Inc.
0.00%, 3/15/10                                             1,510            823
(b)Telewest Communication plc
0.00%, 4/15/09                                     GBP     2,100          1,763
(b)Winstar Communications Inc.
0.00%, 4/15/10                                     U.S.$   7,115          3,273
                                                                   ------------
                                                                          6,905
                                                                   ------------
--------------------------------------------------------------------------------
TRANSPORTATION (2.3%)
(e)Aircraft Lease Portfolio Securitization Ltd.
 1996-1 P1D
12.75%, 6/15/06                                            1,526          1,465
(e)Jet Equipment Trust 'C1'
11.79%, 6/15/13                                            1,500          1,684
(e)Jet Equipment Trust 'D-95'
11.44%, 11/1/14                                            1,100          1,213
                                                                   ------------
                                                                          4,362
                                                                   ------------
--------------------------------------------------------------------------------
UTILITIES (2.7%)
(d) AES Corp.
8.50%, 11/1/07                                             1,800          1,651
(d)CMS Energy Corp.
7.50%, 1/15/09                                             1,510          1,355
(e)Paiton Energy Funding BV
9.34%, 2/15/14                                             1,260            252
(e)RAS Laffan Liquid Natural Gas
8.294%, 3/15/14                                              500            468
TNP Enterprises, Inc.
14.50%, 4/1/11                                               140          1,386
                                                                   ------------
                                                                          5,112
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
(Cost U.S.$186,334)                                                     169,720
                                                                   ------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.7%)
(e)Long Beach Auto 1997-1, 'B'
14.22%, 10/26/03                                             402            401
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (CONTINUED)
--------------------------------------------------------------------------------
(e)OHA Auto Grantor Trust 1997-1, 'B'
11.00%, 9/15/03                                    U.S.$   1,015   U.S.$    969
--------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(Cost U.S.$1,424)                                                         1,370
                                                                   ------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
--------------------------------------------------------------------------------
(e)DLJ Mortgage Acceptance Corp. 1997-CF2 S IO
0.351%, 10/15/30                                          32,045            641
(e)Federal Home Mortgage Acceptance Corp.,
7.929%, 11/1/18                                            1,312            446
GMAC Commercial Mortgage Securities, Inc.
1996-C1 X2 IO
1.81%, 3/15/21                                             5,823            339
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost U.S.$2,396)                                                         1,426
                                                                   ------------
--------------------------------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (1.6%)
--------------------------------------------------------------------------------
Federal Republic of Brazil
12.75%, 1/15/20                                            1,450          1,390
Republic of  Philippines
10.625%, 3/16/25                                           1,000            868
(d)Republic of Columbia
9.75%, 4/23/09                                               930            732
--------------------------------------------------------------------------------
TOTAL SOVEREIGN & EMERGING MARKETS
(Cost U.S.$3,179)                                                         2,990
                                                                   ------------
--------------------------------------------------------------------------------
                                                          SHARES
--------------------------------------------------------------------------------
COMMON STOCK (0.2%)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (0.2%)
(a)Tele1 Europe Holding AB ADR (Cost U.S.$54)             33,640            406
                                                                   ------------
--------------------------------------------------------------------------------
PREFERRED STOCKS (3.7%)
--------------------------------------------------------------------------------
COMMUNICATIONS: FIXED (1.4%)
(e)Concentric Network Corp. 'B', PIK 13.50%               10,022            992
IXC Communications, Inc. 'B', PIK 12.50%                   1,659          1,659
                                                                   ------------
                                                                          2,651
                                                                   ------------
--------------------------------------------------------------------------------
                                                                          VALUE
                                                          SHARES          (000)
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (1.1%)
(a,e)Dobson Communications Corp. PIK 13.00%               12,100   U.S.$  1,246
(a)Nextel Communications,  Inc. 'D' PIK 13.00%               718            754
                                                                   ------------
                                                                          2,000
                                                                   ------------
--------------------------------------------------------------------------------
MEDIA (0.8%)
(a)Paxson Communications Corp.                            16,219          1,557
                                                                   ------------
--------------------------------------------------------------------------------
RETAIL (0.4%)
Kmart Financing Preferred,  7.75%                         21,250            776
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost U.S.$6,156)                                                         6,984
                                                                   ------------
--------------------------------------------------------------------------------
                                                          NO. OF
                                                        WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.1%)
--------------------------------------------------------------------------------
COMMUNICATIONS: MOBILE (0.1%)
(a,e)Globalstar Telecom, expiring 2/15/04                  1,850             19
(a,e)Motient Corp., expiring 4/1/08                       17,250             60
(a,e)Occidente y Caribe, expiring 3/15/04                145,000             54
                                                                   ------------
                                                                            133
                                                                   ------------
--------------------------------------------------------------------------------
METALS (0.0%)
(a,e,g)NSM Steel, Inc., expiring 2/1/08                5,223,013              5
(a)Republic Technologies
International, expiring
07/15/09                                                     720             -- @
                                                                   ------------
                                                                              5
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost U.S.$115)                                                             138
                                                                   ------------
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%)
--------------------------------------------------------------------------------
BILLS
  U.S. Treasury Bill  07/27/00                     U.S.$     100            100
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Chase Securities Inc., 6.15%,
dated 6/31/00, due 7/03/00, to
be repurchased at U.S.$3,726,
collateralized by U.S.$3,790 U.S.
Treasury Note, 6.00%, due 2/15/26,
valued at U.S.$3,790                               U.S.$   3,724   U.S.$  3,724
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost U.S.$3,824)                                                         3,824
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost U.S.$203,482)                                                     186,858
                                                                   ------------
--------------------------------------------------------------------------------
OTHER ASSETS
Interest Receivable                                        4,246
Receivable for Investments Sold                            2,844
Net Unrealized Gain on Foreign
Currency Exchange Contracts                                   39
Due from Broker                                               25
Other                                                          6          7,160
                                                   --------------  ------------
--------------------------------------------------------------------------------
LIABILITIES
Payable For:
Reverse Repurchase Agreements                            (52,948)
Investments Purchased                                     (3,672)
Dividends Declared                                        (1,215)
Bank Overdraft                                              (904)
Investment Advisory Fees                                     (78)
Directors' Fees and Expenses                                 (71)
Professional Fees                                            (57)
Shareholder Reporting Expenses                               (44)
Administrative Fees                                          (31)
Custodian Fees                                               (16)
Other Liabilities                                            (30)       (59,066)
                                                   --------------  ------------
--------------------------------------------------------------------------------
NET ASSETS
Applicable to 11,568,696, issued and
outstanding U.S.$ 0.01 par value shares
(100,000,000 shares authorized)                                    U.S.$134,952
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  11.67
                                                                   ============
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    116
Capital Surplus                                                         155,100
Distributions in Excess of Net Investment
Income                                                                     (269)
Accumulated Net Realized Loss                                            (3,454)
Unrealized Depreciation on Investments,
Futures and Foreign Currency Translations                               (16,541)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$134,952
                                                                   ============
--------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity.
(c) -- Issuer is in default.
(d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 2000-- see note A-4 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
  @ -- Value is less than U.S. $500.
 IO -- Interest Only.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 2000, the following futures contracts were open:

                                                                 NET
                  NUMBER        NOTIONAL                      UNREALIZED
                    OF           VALUE         EXPIRATION     GAIN/LOSS
                 CONTRACTS       (000)            DATE          (000)
                -----------  --------------   ------------   ------------
LONG:
10 Year U.S
Treasury Note       47        U.S.$  4,629       Sep-00       U.S.$142
                                     =====                    ========
SHORT:
Long Gilt           18        U.S.$  2,047       Sep-00       U.S.$ 14
                                     =====                    ========

--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
EUR   Euro                                                    1.048 = U.S. $1.00
GBP   British Pound                                           0.661 = U.S. $1.00

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver or is to receive Foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                             IN                  UNREALIZED
   TO                              EXCHANGE                  GAIN
 DELIVER      VALUE    SETTLEMENT     FOR        VALUE      (LOSS)
  (000)       (000)       DATE       (000)       (000)       (000)
----------  ---------- ----------  ----------  ---------- ----------
EUR    425  U.S.$  406  07/26/00   U.S.$  401  U.S.$  401 U.S.$ (5)
EUR    780         745  07/28/00   U.S.$  740         740       (5)
EUR  2,655       2,537  07/28/00   U.S.$2,512       2,512      (25)
U.S.$  319         319  07/28/00   EUR    335         320         1
U.S.$  509         509  08/03/00   GBP    335         507       (2)
EUR    380         363  08/10/00   U.S.$  342         342      (21)
EUR    415         398  09/29/00   U.S.$  393         393       (5)
GBP  2,260       3,421  08/03/00   U.S.$3,513       3,513        92
GBP    470         712  08/10/00   U.S.$  721         721         9
            ----------                         ----------  --------
            U.S.$9,410                         U.S.$9,449  U.S.$ 39
            ==========                         ==========  ========

    The accompanying notes are an integral part of the financial statements.

                                                                                                         SIX MONTHS ENDED
                                                                                                          JUNE 30, 2000
                                                                                                            (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest .............................................................................................   U.S.$      9,688
Dividends ............................................................................................                129
-----------------------------------------------------------------------------------------------------------------------------
Total Income .........................................................................................              9,817
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Interest Expense on Borrowings .......................................................................              1,803
Investment Advisory Fees .............................................................................                491
Administrative Fees ..................................................................................                 96
Professional Fees ....................................................................................                 70
Shareholder Reporting Expenses .......................................................................                 40
Transfer Agent Fees ..................................................................................                 18
Directors' Fees and Expenses .........................................................................                 16
Custodian Fees .......................................................................................                 14
Other Expenses .......................................................................................                 22
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................................................              2,570
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................................................................              7,247
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ...........................................................................             (2,157)
Foreign Currency Transactions ........................................................................                357
Futures Contracts ....................................................................................                 54
-----------------------------------------------------------------------------------------------------------------------------
Net Realized Loss ....................................................................................             (1,746)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ..........................................................................            (10,431)
Depreciation on Foreign Currency Translations ........................................................                (51)
Appreciation on Futures Contracts ....................................................................                 48
-----------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .......................................................            (10,434)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation .................................            (12,180)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................................   U.S.$     (4,933)
=============================================================================================================================

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2000                       YEAR ENDED
                                                                          (UNAUDITED)                    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                           (000)                              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ..............................................   U.S.$      7,247                  U.S.$     11,932
Net Realized Gain (Loss) ...........................................             (1,746)                              182
Change in Unrealized Appreciation/Depreciation .....................            (10,434)                           (3,224)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ....             (4,933)                            8,890
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ..............................................             (7,404)                          (13,027)
In Excess of Net Investment Income .................................                 --                              (112)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions ................................................             (7,404)                          (13,139)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Reinvestment of Distributions (0 and 48,132 shares, respectively)                    --                               658
Common Stock Issued Through Rights Offering (0 and 18,000,000
shares, respectively) ..............................................                 --                            31,304
Offering Costs .....................................................                 --                              (364)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Capital Share
Transactions .......................................................                 --                            31,598
-----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ..........................................            (12,337)                           27,349
Net Assets:
Beginning of Period ................................................            147,289                           119,940
-----------------------------------------------------------------------------------------------------------------------------
End of Period (including distributions in excess of net
investment income of U.S.$(269) and U.S.$(112),
respectively) ......................................................   U.S.$    134,952                  U.S.$    147,289
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                         SIX MONTHS ENDED
                                                                                                          JUNE 30, 2000
                                                                                                            (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
Proceeds from Sales of Investments ...................................................................      U.S.$31,026
Purchases of Investments .............................................................................          (28,828)
Net Increase in Short-Term Investments ...............................................................           (3,570)
Net Realized Gain for Foreign Currency Transactions ..................................................              357
Investment Income ....................................................................................            8,673
Interest Expense Paid ................................................................................           (1,580)
Operating Expenses Paid ..............................................................................             (713)
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing and Operating Activities ..............................................            5,365
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Cash Received for Reverse Repurchase Agreements ..................................................            1,304
Cash Dividends and Distributions Paid ................................................................           (7,519)
Net Cash Received from Bank ..........................................................................              850
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Financing Activities ...............................................................           (5,365)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Cash .................................................................................               --
CASH AT BEGINNING OF PERIOD ..........................................................................               --
-----------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ................................................................................      U.S.$    --
=============================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................................................................      U.S.$ 7,247
Proceeds from Sales of Investments ...................................................................           31,026
Purchases of Investments .............................................................................          (28,828)
Net Increase in Short-Term Investments ...............................................................           (3,570)
Net Realized Gain for Foreign Currency Transactions ..................................................              357
Net Decrease in Receivables Related to Operations ....................................................              555
Net Increase in Payables Related to Operations .......................................................              277
Accretion/Amortization of Discounts and Premiums .....................................................           (1,699)
-----------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing and Operating Activities ..............................................      U.S.$ 5,365
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA             SIX MONTHS
AND RATIOS:                            ENDED           YEARS ENDED DECEMBER 31,               YEARS ENDED DECEMBER 31,
                                   JUNE 30, 2000   -------------------------------   ----------------------------------------------
                                    (UNAUDITED)         1999             1998          1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ......................... U.S.$  12.73     U.S.$  13.62     U.S.$  15.19    U.S.$  14.45    U.S.$  13.63    U.S.$  11.96
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs ...................           --            (0.03)              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ............         0.63             1.28             1.34            1.37            1.35            1.34
Net Realized and Unrealized Gain
  (Loss) on Investments ..........        (1.05)           (0.44)           (0.66)           1.21            0.89            1.60
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .        (0.42)            0.84             0.68            2.58            2.24            2.94
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ............        (0.64)           (1.37)           (1.40)          (1.36)          (1.42)          (1.27)
In Excess of Net Investment
  Income .........................           --            (0.01)           (0.02)             --              --              --
Net Realized Gain ................           --               --            (0.76)          (0.48)             --              --
In Excess of Net Realized Gain ...           --               --            (0.07)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ..............        (0.64)           (1.38)           (2.25)          (1.84)          (1.42)          (1.27)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due
  to Shares issued through Rights
  Offering .......................           --            (0.32)              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ... U.S.$  11.67     U.S.$  12.73     U.S.$  13.62    U.S.$  15.19    U.S.$  14.45    U.S.$  13.63
===================================================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD ......................... U.S.$  11.63     U.S.$  11.06     U.S.$  15.38    U.S.$  14.63    U.S.$  14.63    U.S.$  12.88
===================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .....................        11.10%          (18.14)%+         11.15%          23.79%          25.92%          25.21%
Net Asset Value (1) ..............        (3.09)%           6.34%+           4.12%          18.48%          17.52%          26.07%
===================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS) .................... U.S.$134,952     U.S.$147,289     U.S.$119,940    U.S.$133,050    U.S.$126,330    U.S.$118,863
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets .........................         3.67%*           2.99%            2.23%           2.76%           2.46%           2.79%
Ratio of Expenses Excluding
  Interest Expense to Average Net
  Assets .........................         1.09%*           1.09%            1.10%           1.06%           1.12%           1.11%
Ratio of Net Investment Income
  to Average Net Assets ..........        10.33%*           9.43%            9.00%           8.98%           9.82%          10.29%
Portfolio Turnover Rate ..........           17%              40%              78%             94%            136%             84%
-----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.
+ This return does not include the effect of the rights issued in connection with the Rights offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

     At June 30, 2000 the Fund had reverse repurchase agreements outstanding with Salomon Smith Barney as follows:

                                                                     MATURITY IN
                                                                      LESS THAN
                                                                      365 DAYS
                                                                     -----------
     Value of Securities Subject to
     Repurchase ................................................... $ 54,109,000
     Liability Under Reverse
     Repurchase Agreement.......................................... $ 52,948,000
     Interest Rate ................................................         7.08%

     The average weekly balance of reverse repurchase agreements outstanding during the six month period ended June 30, 2000 was approximately $51,249,000 at a weighted average interest rate of 6.98%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the pro-tections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts and futures.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling, approximately $32,500,000 and $32,600,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the Federal income tax cost basis of securities was $203,482,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $16,624,000 of which $2,522,000 related to appreciated securities and $19,146,000 related to depreciated securities.

F. A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. The Fund issued to its shareholders of record as of the close of business on August 23, 1999 non-transferable Rights to subscribe for up to an aggregate of 2,960,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held. During October 1999, the Fund issued a total of 2,720,275 shares of Common Stock on exercise of such Rights at the subscription price of $11.71 per share, compared to a net asset value per share of $12.97 and a market value per share of $12.38. Additionally, a sales load of $0.20 has been charged to each share issued. Rights' offering costs of $364,000 were charged directly against the proceeds of the Rights Offering.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled approximately $71,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June, 2000, the Board of Directors declared a distribution of $0.105 per share, derived from net investment income, payable on July 14, 2000, to shareholders of record on June 30, 2000.

                       J. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                      VOTES IN         VOTES         VOTES
PROPOSAL:                                                             FAVOR OF        AGAINST      ABSTAINED
---------                                                             --------        -------      ---------
1.  To elect the following Directors: Graham E. Jones .............. 10,757,693       123,985         --
                                      John D. Barrett II ........... 10,757,693       123,985         --
                                      Samuel T. Reeves ............. 10,757,693       123,985         --
                                      Andrew McNally IV ............ 10,757,693       123,985         --
                                      Frederick O. Robertshaw ...... 10,758,493       123,185         --
                                      Fergus Reid .................. 10,757,693       123,985         --
                                      Harold J. Schaaff, Jr. ....... 10,757,693       123,985         --
                                      Gerard E. Jones .............. 10,758,493       123,185         --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                      VOTES IN         VOTES         VOTES
PROPOSAL:                                                             FAVOR OF        AGAINST      ABSTAINED
---------                                                             --------        -------      ---------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund ........................................ 10,625,761        30,404        130,717

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

            Morgan Stanley Dean Witter High Yield Fund, Inc.
            American Stock Transfer & Trust Company
            Dividend Reinvestment and Cash Purchase Plan
            40 Wall Street
            New York, NY 10005
            1-800-278-4353